                                                                   EXHIBIT 10.25

                        PLEDGE AGREEMENT-L/C BORROWERS
                        ------------------------------

          This PLEDGE AGREEMENT-L/C BORROWERS, dated as of March 12, 1998 (together with all amendments, if any, from time to time hereto, this "Agreement"), by and among AGI INCORPORATED, an Illinois corporation ("AGI"),
 ---------                                                              ---
KLEARFOLD, INC., a Pennsylvania corporation ("Klearfold"; and together with AGI,
                                              ---------
each a "Pledgor" and collectively the "Pledgors"), and BANK of AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as agent (the "Agent") for the Secured Creditors (as defined below). Unless otherwise defined in Section 1, terms defined in the Credit Agreement (as defined below) are used herein as therein defined.

                               R E C I T A L S:
                               ---------------

     A. Pursuant to the Credit Agreement, dated as of even date herewith, among the Pledgors, IMPAC Group, Inc. (the "Company"), the financial
                                            -------

institutions from time to time party thereto (the "Lenders") and the Agent (as from time to time restated, amended or modified, the "Credit Agreement"), the Lenders have agreed to extend certain credit to the Pledgors and the Company;

     B. Pursuant to the Guaranty, dated as of even date herewith (as from time to time amended or modified, the "Guaranty"), each Pledgor has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Company under or with respect to the Secured Debt Agreements (as defined below) to which the Company is a party;

     C. A Pledgor may from time to time be party to one or more Swap Contracts relating to the L/C Loans (each such Swap Contract with a Swap Creditor (as defined below), a "Secured Swap Contract") with Bank of America National Trust & Savings Association ("BofA"), in its individual capacity, any Lender or syndicate of financial institutions organized by BofA, or an affiliate of BofA or any Lender (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any institution that participates in, and in each case their subsequent assigns, such Secured Swap Contract (collectively, the "Swap Creditors");

     D. A Pledgor may from time to time incur Indebtedness pursuant to Section 8.05(i) of the Credit Agreement as an account party to one or more letters of credit (a "Section 8.05 L/C Obligation") (each such Section 8.05 Obligation with a L/C Creditor (as defined below), a "Secured Letter of Credit") issued by BofA or a Lender, in each case in its individual capacity (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any institution that participates in, and in each case their subsequent assigns, such Secured Letter of Credit (collectively, the "L/C Creditors"); and

     E. As a condition to entering into a Secured Debt Agreement and extending credit under such Secured Debt Agreement, the Secured Creditors have required that the Pledgors grant to the Agent, for the ratable benefit of itself and the Secured Creditors, a security interest in the Pledged Collateral (as defined below) on the terms and conditions set forth below.
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                             W I T N E S S E T H:
                             -------------------

          1.  Definitions.  The following shall have (unless otherwise provided
              -----------
elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

          "Agent" has the meaning ascribed to it in the Preamble.
           -----

          "BofA" has the meaning ascribed to it in the Recitals.
           ----

          "Credit Agreement" has the meaning ascribed to it in the Recitals.
           ----------------

          "Event of Default" means any Event of Default under, and as defined
           ----------------
in, the Credit Agreement, or any payment default, after any applicable grace period, under any other Secured Debt Agreement.

          "Excluded Shares" has the meaning ascribed to it in the definition
           ---------------
"Pledged Shares".
 --------------

          "L/C Creditor" has the meaning ascribed to it in the Recitals.
           ------------

          "Lenders" has the meaning ascribed to it in the Recitals.
           -------

          "Pledged Collateral" has the meaning ascribed to it in Section 2.
           ------------------                                    ---------

          "Pledge Debt" means, collectively, (i) those promissory notes and
           -----------
instruments listed on Schedule I hereto, and (ii) each additional promissory note and instrument delivered, or to be delivered, to the Agent pursuant to
Section 2 (iv).

          "Pledged Entity" means each Subsidiary of a Pledgor the capital stock
           --------------
of which is required to be delivered pursuant to this Agreement.

          "Pledged Shares" means, collectively, (i) with respect to a Domestic
           --------------
Subsidiary, all of the issued and outstanding shares of capital stock at any time owned by a Pledgor of such Domestic Subsidiary, (ii) with respect to a first-tier Foreign Subsidiary other than _____________, all of the issued and outstanding shares of capital stock at any time owned by the Pledgor of such Foreign Subsidiary; provided that such Pledgor shall not be required to pledge hereunder (and the term "Pledged Shares" shall not include) more than 65% of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote (the "Excluded Shares") until such time as such Pledgor is required to deliver such Excluded Shares to the Agent pursuant to
Section 7.15 of the Credit Agreement and (iii) each additional share of capital stock delivered, or to be delivered, to the Agent pursuant to Section 2(ii).

          "Pledgor" has the meaning ascribed to it in the Preamble.
           -------

          "Secured Creditors" means, collectively, the Agent, each Lender, each
           -----------------
L/C Creditor and each Swap Creditor.

          "Secured Debt Agreements" means, collectively, the Credit Agreement
           -----------------------
and the other Loan Documents, each Secured Letter of Credit and each Secured Swap Contract.

          "Secured Letter of Credit" has the meaning ascribed to it in the
           ------------------------
Recitals.

          "Secured Obligations" means, collectively, (i) all "Obligations" as
           -------------------
defined in the Credit Agreement, (ii) all "Obligations" as defined in the Guaranty, (iii) the payment when due of all obligations of a Pledgor to Swap Creditors pursuant to any Secured Swap Contract and the due performance and compliance with all the terms of the Secured Swap Contracts by a Pledgor and
(iv) the payment when due of all obligations of a Pledgor to L/C Creditors pursuant to any Secured Letter of Credit and the due performance and compliance with all the terms of the Secured Letter of Credit by a Pledgor.

          "Secured Swap Contract" has the meaning ascribed to it in the
           ---------------------
Recitals.

          "Security Agreement" means the Security Agreement, dated as of even
           ------------------
date herewith, among the Pledgors and the Agent, as the same may be amended or modified from time to time.

          "Swap Creditor" has the meaning ascribed to it in the Recitals.
           -------------

          2.    Pledge.  Each Pledgor hereby pledges to the Agent, for the
                ------
benefit of itself and the Secured Creditors, and grants to the Agent, for the benefit of itself and the Secured Creditors, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):
                                            ------------------

          (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares of such Pledgor;

          (ii) any additional shares of stock (other than Excluded Shares) of a Pledged Entity from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          (iii) the Pledged Debt and the promissory notes or instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Debt; and

          (iv) all additional Indebtedness for borrowed money arising after the date hereof and owing to a Pledgor by a Subsidiary of a Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of that Pledged Debt.

          3.   Security for Secured Obligations.  This Agreement secures, and
               --------------------------------
the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all obligations and liabilities of any kind of each Pledgor under or in the Secured Debt Agreements.

          4.   Delivery of Pledged Collateral.  All certificates representing or
               ------------------------------
evidencing the Pledged Shares and all promissory notes and instruments evidencing Pledged Debt shall be delivered to and held by or on behalf of the Agent, for the benefit of itself and the Secured Creditors, pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent, and all promissory notes or other instruments evidencing the Pledged Debt shall be endorsed by the appropriate Pledgor.

          5.   Representations and Warranties.  Each Pledgor represents and
               ------------------------------
warrants to the Agent and each Secured Creditor that:

          (a) it is, and at the time of delivery of the Pledged Collateral to the Agent pursuant to Section 4 hereof will be, the sole holder of record
                           ---------
     and the sole beneficial owner of the Pledged Collateral pledged by it free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement;

          (b) all of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable;

          (c) to the Pledgors' knowledge, the Pledged Debt (to the extent not issued by a Credit Party or a Subsidiary of a Credit Party) has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligation of, the issuer thereof, and no such issuer is in default thereunder;

          (d) none of the Pledged Shares, Excluded Shares or Pledged Debt has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

          (e) all of the Pledged Shares are presently owned by such Pledgor, and are presently represented by the stock certificates listed on Schedule
                                                                       --------
     I hereto, and, as of the date hereof, there are no existing options,
     -
     warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

          (f) no consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the Agent or the offering and sale of securities generally; and

          (g) the Pledged Shares of a Domestic Subsidiary constitute 100% of the issued and outstanding shares of stock of such Domestic Subsidiary, and the Pledged Shares of a

     Foreign Subsidiary constitute 65% (100% in the event Excluded Shares are delivered to the Agent) of the issued and outstanding shares of stock of such Foreign Subsidiary.

          The representations and warranties set forth in this Section 5 shall
                                                               ---------
survive the execution and delivery of this Agreement.

          6.     Covenants.  From the date of this Agreement, and thereafter
                 ---------
until this Agreement is terminated, each Pledgor:

          (a) will defend the title to the Pledged Collateral and the Liens of Agent or the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

          (b) will, upon obtaining any additional shares (other than Excluded Shares) of stock of a Pledged Entity or promissory notes of instruments, which shares, notes or instruments are not already Pledged Collateral, promptly (and in any event within five (5) Business Days) deliver to the Agent a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment") in respect of any
                 -----------            ----------------
     such additional shares, notes or instruments pledging to the Agent, on behalf of itself and the Secured Creditors, all of such additional shares, notes or instruments. Each Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Debt listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Pledged Collateral.

          7.     Pledgors' Rights.  Until an Event of Default shall have
                 ----------------
occurred and be continuing and written notice shall be given to a Pledgor in accordance with Section 8(a) hereof:
                ------------

          (a) each Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, any Secured Debt Agreement and any other document executed in connection with any such agreement; provided, however, that no vote shall
                                         --------  -------
     be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Agent or any Secured Creditor in respect of the Pledged Collateral or which would authorize or effect (except as and to the extent expressly permitted by the Credit Agreement): (i) the dissolution or liquidation, in whole or in part, of a Pledged Entity; (ii) the consolidation or merger of a Pledged Entity with any other Person; (iii) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of the Agent; (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its stock; or (v) the alteration of the voting rights with respect to the stock of a Pledged Entity; and

          (b)(i) each Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends, principal and interest paid in respect of the Pledged Collateral to the extent not in violation of the Secured Debt Agreements other than any and all; (A)
     dividends, principal and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; and (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution so long as no Default or Event of Default has occurred; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral so long as no Default or Event of Default has occurred; provided, however, that until actually paid all rights to such
     --------  -------
     distributions shall remain subject to the Lien created by this Agreement;
     and

               (ii) all dividends and interest (other than such cash dividends and interest as are permitted to be paid to a Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the
     ------ ---
     Pledged Collateral of such Pledgor, whenever paid or made, shall be delivered to the Agent to hold as Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Agent, for the benefit of itself and the Secured Creditors, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

          8.   Defaults and Remedies.  (a) Upon the occurrence and continuance
               ---------------------
of an Event of Default, then on or at any time after such declaration (provided that such declaration is not rescinded by the Secured Creditors) and upon written notice to a Pledgor, the Agent (personally or through an agent) is hereby authorized and empowered (subject to instructions agreeable to the Secured Creditors) to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a stockholder with respect thereto, to collect and receive all cash dividends, interest and principal and other distributions made thereon, to sell in one or more sales after ten (10) days' written notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice each Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though the Agent was the outright owner thereof, each Pledgor hereby irrevocably constituting and appointing the Agent as the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so, and which shall remain in effect until the Obligations are indefeasibly paid in full; provided, however, the Agent shall not have any
                               --------  -------
duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at the Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Agent may deem fair, and the Agent or any Secured Creditor may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of a Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent.

          (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Agent, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, the Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be
--------  -------
after ten (10) days' written notice to a Pledgor.

          (c) The proceeds of any sale, disposition or other realization upon all or any part of the Pledged Collateral shall be distributed by the Agent in accordance with Section 9 of the Security Agreement.

          (d) If, at any time when the Agent in its sole discretion determines, following the occurrence and during the continuance of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged
                     ---------
Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), the
                                                                      ---
relevant Pledgor shall, in an expeditious manner, cause the Pledged Entities to:

               (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the
                      ----------
     Pledged Collateral and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Collateral covered by such registration statement whenever the Agent shall desire to sell or otherwise dispose of the Pledged Collateral;

               (iii) furnish to the Agent such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Agent may reasonably request in order to facilitate the public sale or other disposition of the Pledged Collateral by the Agent;

               (iv) use commercially reasonable efforts to register or qualify the Pledged Collateral covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the Agent shall reasonably request, and do such other reasonable acts and things as may be required of it to enable the Agent to consummate the public sale or other disposition in such jurisdictions of the Pledged Collateral by the Agent;

               (v) furnish, at the reasonable request of the Agent, on the date that shares of the Pledged Collateral are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such shares of Pledged Collateral becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Collateral is not being sold through underwriters, then to the Agent, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Collateral is not being sold through underwriters, then to the Agent, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or the Agent shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as the Agent may reasonably request. The letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Agent may reasonably request; and

               (vi) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

          (e)  All reasonable expenses incurred in complying with Section 8(d)
                                                                  ------------
hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the reasonable fees and expenses of counsel for the Agent, reasonable expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and reasonable expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by the Pledgors.

          (f) If, at any time when the Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, the Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such
                           ---------
registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, the Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 8, if any of the
                                                     ---------
Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then the Agent shall not be required to effect such
                 ---------
registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions: (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale; (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof; (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about the relevant Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and (iv) as to such other matters as the Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

          (g) Each Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (f) above. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if the relevant Pledgor would agree to do so.

          (h) Each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of the Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of the Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon a Pledgor by the Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Pledgors in any respect.

          (i) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Agent and the
                  ---------
Secured Creditors, that the Agent and the Secured Creditors shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically
                                               ---------
enforceable against the Pledgors, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

          9.   Waiver.  No delay on the Agent's or any Secured Creditors' part
               ------
in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by the Agent or a Secured Creditor with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Agent's or any Secured Creditors' right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Agent's or any Secured Creditors' rights as against the Pledgors in any respect.

          10.  Assignment.  The Agent and the Secured Creditors  may assign,
               ----------
indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the applicable Secured Debt Agreement and the holder of such instrument shall be entitled to the benefits of this Agreement.

          11.  Termination.  This Agreement shall continue in effect
               -----------
(notwithstanding the fact that from time to time there may be no Secured Obligations or commitments therefor outstanding) until the payment in full of the Secured Obligations and the termination of the Secured Debt Agreements in accordance with its terms thereunder, at which time the security interests granted hereby shall terminate and any and all rights to the Pledged Collateral shall revert to the relevant Pledgor. Upon such termination, the Agent shall promptly return to the relevant Pledgor, at such Pledgor's expense, such of the Pledged Collateral held by the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof. The Agent will promptly execute and deliver to the relevant Pledgor such other documents as such Pledgor shall reasonably request to evidence such termination.

          12.  Lien Absolute.  All rights of the Agent hereunder, and all
               -------------
obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any Secured Debt Agreement, any other document executed in connection with either agreement or any other agreement or instrument governing or evidencing any Secured Obligations;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Secured Debt Agreement, or any other agreement or instrument governing or evidencing any Secured Obligations;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

          13.  Release.  Each Pledgor consents and agrees that the Agent and the
               -------
Secured Creditors may at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Agent and the Secured Creditors may deem proper, and without notice to or further assent from any Pledgor, it being hereby agreed that each Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the relevant Secured Debt Agreement, or any other agreement governing any Secured Obligations. Each Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon any Pledgor. No act or omission of any kind on the Agent's part shall in any event affect or impair this Agreement.

          14.  Reinstatement.  This Agreement shall remain in full force and
               -------------
effect and continue to be effective should any petition be filed by or against a Pledgor or any Pledged Entity for liquidation or reorganization, should a Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of a Pledgor's or a Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          15.  Miscellaneous.  (a) The Agent may execute any of its duties
               -------------
hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

          (b) Each Pledgor jointly and severally agrees to promptly reimburse the Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by the Agent in connection with the administration and enforcement of this Agreement. Each

Pledgor's obligation to reimburse the Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

          (c) None of the Agent, any Secured Creditor nor any of their respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

          (d) Each Pledgor hereby irrevocably appoints the Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's discretion reasonably exercised, to take any action and to execute any instrument that the Agent deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, or other proceeds or distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

          (e) The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Pledgors, the Agent and the Secured Creditors and their respective successors and assigns, except that a Pledgor shall not have the right to assign its rights or obligations under this Agreement or any interest herein, without the prior written consent of the Agent and the Secured Creditors.

          16.  Severability.  If for any reason any provision or provisions
               ------------
hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

          17.  Notices.  (a) Any notice required or permitted to be given under
               -------
this Agreement shall be given (i) in the case of a Pledgor, the Agent, and each Lender, in accordance the Credit Agreement, (ii) in the case of a L/C Creditor, in accordance with the relevant Secured Letter of Credit and (iii) in the case of a Swap Creditor, in accordance with the relevant Secured Swap Contract.

          (b) Any Pledgor or any Secured Creditor may change the address for service of notice upon it by a notice in writing to the other.

          18.  CHOICE OF LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
               -------------
WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          19.  Section Titles.  The Section titles contained in this Agreement
               --------------
are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          20.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, which shall, collectively and separately, constitute one agreement.

          21.  Limitation on Duty of the Agent with Respect to Pledged
               -------------------------------------------------------
Collateral.  BOA has been appointed as Agent for the Secured Creditors
----------
hereunder, and the Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in Article X of the Credit Agreement. Any successor Agent appointed pursuant to Article X of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Agent hereunder. Beyond the safe custody thereof, the Agent shall not have any duty with respect to any Pledged Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which it accords its own property. The Agent shall not be liable or responsible for any loss or damage to any of the Pledged Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Agent in good faith.

                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                              KLEARFOLD, INC.,
                              as a Pledgor


                              By /s/ Richard Block
                                ------------------------------------------
                                Name: Richard Block
                                     -------------------------------------
                                Title: President
                                      ------------------------------------

                              AGI INCORPORATED,
                              as a Pledgor


                              By /s/ Richard Block
                                ------------------------------------------
                                Name: Richard Block
                                     -------------------------------------
                                Title: President
                                      ------------------------------------


                              BANK OF AMERICA NATIONAL TRUST &
                              SAVINGS ASSOCIATION,
                              as Agent


                              By /s/ David Johanson
                                ------------------------------------------
                                Name: David Johanson
                                     -------------------------------------
                                Title: Vice President
                                      ------------------------------------

                      [TO PLEDGE AGREEMENT-L/C BORROWER]

                                  SCHEDULE I

                                PLEDGED SHARES
                                --------------

================================================================================
A.  Klearfold, Inc.
    --------------
================================================================================
                      Class    Stock Certificate    Number    Percentage of
Stock Issuer         of Stock      Number(s)      of Shares  Outstanding Shares
--------------       --------  -----------------  ---------  ------------------
KF - Delaware, Inc.   Common                         100           100%
                      Stock
================================================================================

================================================================================
KF - International    Common                         1,000         100%
       Inc.           Stock
================================================================================

================================================================================

B.  AGI Incorporated
    ----------------
================================================================================
                      Class    Stock Certificate    Number    Percentage of
Stock Issuer         of Stock      Number(s)      of Shares  Outstanding Shares
--------------       --------  -----------------  ---------  ------------------
================================================================================
     None
================================================================================

================================================================================


                                 PLEDGED DEBT
                                 ------------


A.   Klearfold, Inc.
     ---------------


          Initial Principal
Issuer         Amount         Issue Date     Maturity Date     Interest Rate
------         ------         ----------     -------------     -------------

B.   AGI Incorporated
     ----------------


          Initial Principal
Issuer         Amount         Issue Date     Maturity Date     Interest Rate
------         ------         ----------     -------------     -------------

                                  SCHEDULE II

                           FORM OF PLEDGE AMENDMENT
                           ------------------------


          This Pledge Amendment, dated ________________, ___ is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The
            ------------
undersigned hereby certifies that the representations and warranties in Section
                                                                        -------
5 of the  Pledge Agreement are and continue to be true and correct, both as to
-
the shares pledged prior to this Pledge Amendment and as to the shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement-L/C Borrowers, dated March __, 1998, by the undersigned, as a Pledgor, to Bank of America National Trust & Savings Association, as the Agent, and that the Pledged Shares and/or Pledged Debt listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any shares not included in the Pledged Shares or promissory notes or instruments not included in the Pledged Debt at the discretion of the Agent may not otherwise be pledged or otherwise used as security by the undersigned.


                               [NAME OF PLEDGOR]


                               By______________________________________________
                                 Name:_________________________________________
                                 Title:________________________________________



                                PLEDGED SHARES
                                --------------

================================================================================
        Name and                   Class     Certificate     Number
 Address of the Pledgor   Issuer  of Stock    Number(s)     of Shares
------------------------  ------  --------  --------------  ---------
================================================================================

================================================================================

================================================================================


                                 PLEDGED DEBT
                                 ------------

        Initial Principal
Issuer       Amount          Issue Date    Maturity Date    Interest Rate
------       ------          ----------    -------------    -------------